                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation ("Massey"), does hereby constitute and appoint Roger L. Nicholson, Bennett K. Hatfield and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10K and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the "Commission") for the purpose of filing the Form 10K for the fiscal year ended October 31, 2000, and to file such Form 10K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming as his/her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his/her signature as of the 16/th/ day of January, 2001.



                                             /s/ Don L. Blankenship
                                             ----------------------------------


                                             Name: Don L. Blankenship

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation ("Massey"), does hereby constitute and appoint Roger L. Nicholson, Bennett K. Hatfield and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10K and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the "Commission") for the purpose of filing the Form 10K for the fiscal year ended October 31, 2000, and to file such Form 10K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming as his/her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his/her signature as of the 23/rd/ day of January, 2001.



                                             /s/ James L. Gardner
                                             ------------------------------


                                             Name: James L. Gardner

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation ("Massey"), does hereby constitute and appoint Roger L. Nicholson, Bennett K. Hatfield and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10K and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the "Commission") for the purpose of filing the Form 10K for the fiscal year ended October 31, 2000, and to file such Form 10K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming as his/her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his/her signature as of the 16/th/ day of January, 2001.



                                                /s/ E. Gordon Gee
                                                -------------------
                                                Name: E. Gordon Gee

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation ("Massey"), does hereby constitute and appoint Roger L. Nicholson, Bennett K. Hatfield and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10K and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the "Commission") for the purpose of filing the Form 10K for the fiscal year ended October 31, 2000, and to file such Form 10K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming as his/her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his/her signature as of the 16/th/ day of January, 2001.


                                         /s/ Bobby R. Inman
                                         ------------------------
                                         Name: Bobby R. Inman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation ("Massey"), does hereby constitute and appoint Roger L. Nicholson, Bennett K. Hatfield and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10K and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the "Commission") for the purpose of filing the Form 10K for the fiscal year ended October 31, 2000, and to file such Form 10K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming as his/her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his/her signature as of the 16/th/ day of January, 2001.



                                             /s/ Martha R. Seger
                                        -----------------------------

                                        Name: Martha R. Seger

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation ("Massey"), does hereby constitute and appoint Roger L. Nicholson, Bennett K. Hatfield and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an Annual Report on Form 10K and any and all amendments thereto (including post-effective amendments) to be filed by Massey with the Securities and Exchange Commission (the "Commission") for the purpose of filing the Form 10K for the fiscal year ended October 31, 2000, and to file such Form 10K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming as his/her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his/her signature as of the 16th day of January, 2001.



                                         /s/  William R. Grant
                                         -----------------------
                                         Name: William R. Grant